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                                                       EXHIBIT 10(e)



                            FIRST AMENDMENT TO THE

                         LIMITED PARTNERSHIP AGREEMENT

                                      OF

                           EQUUS GAMING COMPANY L.P.

                        a Virginia limited partnership


     THIS FIRST AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT OF EQUUS GAMING COMPANY L.P ("Amendment"), dated as of the 1st day of August, 1994, by and between Interstate General Company L.P. ("IGC"), a Delaware limited partnership, as a General Partner and as a Limited Partner; Equus Management Company ("EMC") a Delaware corporation, as a General Partner and as a Limited Partner; and Interstate Business Corporation ("IBC"), a Delaware corporation, as a Limited Partner (except as otherwise provided in this Amendment, capitalized terms shall have the meaning set forth in the Agreement, as hereinafter defined);

                             W I T N E S S E T H:

          WHEREAS, IGC and IBC entered into that certain Partnership Agreement of Equus Gaming Company, dated September 17, 1993 (the "General Partnership Agreement"), for the purpose of forming a general partnership (the "Original Partnership") under the laws of the Commonwealth of Virginia to engage in the business described therein;

          WHEREAS, the General Partnership Agreement was amended by a First Amendment thereto, dated October 15, 1993, and a Second Amendment thereto, dated December 6, 1993, and was amended and restated by the Amended and Restated Partnership Agreement, dated December 29, 1993;

          WHEREAS, IGC and IBC entered into that certain Limited Partnership Agreement of Equus Gaming Company ("Agreement") on August 1, 1994, whereby the Original Partnership was converted into a limited partnership ("Partnership"); and

          WHEREAS, IGC has transferred to EMC (the "EMC Transfer") a ninety-nine one-hundredths percent (0.99%) General Partnership Interest in the Partnership and a one one-hundredths percent (0.01%) Limited Partnership Interest in the Partnership, EMC has been admitted to the Partnership as a General Partner and a Limited Partner, and IGC, IBC, and EMC desire to amend the Agreement to reflect such transfer and admission;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto hereby agree to amend the Agreement as follows:

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     1.   Admission of EMC.

          1.1 EMC hereby agrees to succeed to that portion of IGC's General Partnership Interest transferred in the EMC Transfer, to be bound by the terms and provisions of the Agreement (as amended by this Amendment), to accept the responsibility (along with IGC) for the management and control of the Partnership as a substitute General Partner, and to continue the business of the Partnership in accordance with the terms and provisions of the Agreement (as amended by this Amendment).

          1.2 IGC and IBC hereby consent to the EMC Transfer and the admission of EMC as a substitute Limited Partner and a substitute General Partner.

          1.3  IGC and EMC hereby represent that all of the requirements under
Section 11 of the Agreement have been satisfied with respect to the EMC
Transfer.

          1.4 EMC is admitted to the Partnership as a substitute General Partner and a substitute Limited Partner, as those terms are defined in the Agreement, with respect to the Partnership Interest transferred in the EMC Transfer.

     2. Percentage Interests. Section 7.2 of the Agreement is revised to reflect that as a result of the EMC transfer, EMC has a 0.99% Percentage Interest as a General Partner and a 0.01% Percentage Interest as a Limited Partner (for a total Percentage Interest of 1%), IGC has a 0.01% Percentage Interest as a General Partner and a 60.24% Percentage Interest as a Limited Partner (for a total Percentage Interest of 60.25%), and IBC has a 38.75% Percentage Interest as a Limited Partner.

     3. Capital Accounts. As a result of the EMC Transfer, EMC shall succeed to one percent (1%) of the Capital Account balance of IGC immediately before the EMC Transfer in accordance with Section 8.1(f) of the Agreement.

     4. References to General Partner. All references to "General Partner" in the Agreement shall, where the context requires, be treated as a reference to all General Partners and any action which requires the consent (or other action) of the General Partner under the Agreement shall henceforth require the consent (or other action) of all General Partners.

     5. Other Provisions of the Agreement. Except as otherwise provided in this Amendment, all other provisions, terms, and conditions of the Agreement shall remain in full force and effect.

     6. Counterparts. This Amendment may be executed in one or more counterparts and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                              GENERAL PARTNERS:

                              INTERSTATE GENERAL COMPANY L.P., a
                              Delaware limited partnership

                              By:  Interstate General
                                   Management Corporation,
                                   its managing general partner


                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President


                              EQUUS MANAGEMENT COMPANY, a
                              Delaware corporation

                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President


                              LIMITED PARTNERS:

                              INTERSTATE GENERAL COMPANY L.P., a
                              Delaware limited partnership

                              By:  Interstate General
                                   Management Corporation,
                                   its managing general partner

                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President


                              EQUUS MANAGEMENT COMPANY, a
                              Delaware corporation

                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President


                              INTERSTATE BUSINESS CORPORATION, a
                              Delaware corporation


                              By:  /s/ Gretchen Gronau
                                   ----------------------------------
                                   Title:  Assistant Treasurer